Supplemental Oil and Gas Information (Unaudited) - Summary of Aggregate Capitalized Costs Related to Oil and Natural Gas Production Activities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Oil and natural gas interests:
Proved	$ 36,068	$ 36,054
Unproved	3,043	3,057
Total oil and natural gas interests	39,111	39,111
Accumulated depletion	(10,732)	(7,157)
Net oil and natural gas interests capitalized	$ 28,379	$ 31,954